Ivy Funds

Supplement dated February 6, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund Prospectus

dated January 8, 2018

as supplemented January 8, 2018

The following replaces the “Portfolio Managers” section for Ivy Wilshire Global Allocation Fund on page 13:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Fund since January 2018 and managed the Predecessor Fund since August 2014, and W. Jeffery Surles, Senior Vice President of IICO, has managed the Fund since February 2018. Mr. Brundige, Ms. Prince-Fox and Mr. Surles are primarily responsible for the management of the Private Equity Segment and the cash on hand. Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Fund.

Nathan Palmer, CFA, Anthony Wicklund, CFA, CAIA, and Elizabeth Yakes, CFA, of Wilshire also have managed the Fund since January 2018 and managed the Predecessor Fund since May 2017. Mr. Palmer, Mr. Wicklund and Ms. Yakes are primarily responsible for the management of the Fund’s investments in the Multi-Asset Segment (comprised of the Underlying Affiliated Funds).

The following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Wilshire Global Allocation Fund” section on page 32:

F. Chace Brundige, Cynthia P. Prince-Fox and W. Jeffery Surles of IICO are primarily responsible for the day-to-day portfolio management of the Fund’s holdings of the Private Equity Segment and the Fund’s cash on hand.

The following is inserted following the final sentence of the fourth paragraph of the “The Management of the Funds — Portfolio Management — Ivy Wilshire Global Allocation Fund” section on page 32:

Effective April 30, 2018, Ms. Prince-Fox is retiring from IICO and will no longer serve as a co-portfolio manager of the Fund.

The following is inserted as a new paragraph following the fourth paragraph of the “The Management of the Funds — Portfolio Management — Ivy Wilshire Global Allocation Fund” section on page 32:

Mr. Surles has held his Fund responsibilities for the Fund since February 2018. He is Senior Vice President of IICO and Vice President of the Trust. He joined WRIMCO in 2007 initially serving as an investment analyst. Mr. Surles earned a BS degree from Vanderbilt University, and an MBA from the University of Wisconsin. He is a Chartered Financial Analyst.

Supplement	Prospectus	1